                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accounts, we hereby consent to the incorporation of our report dated February 19, 1999 included in this Form 10-KSB, into the Company's previously filed Registration Statement File Nos. 333-80241, 333-85243, 333-88199, 333-93317, 333-96109, 333-62729 and 333-62747.



                                             ARTHUR ANDERSEN LLP

Minneapolis, Minnesota
April 3, 2000